                            ING SERIES FUND, INC.
                              ING Balanced Fund
                             ING Government Fund
                          ING Value Opportunity Fund

                        Supplement dated June 17, 2005

                          To the Fixed Income Funds'
     Class A, Class B, and Class C Prospectus and the Class I Prospectus
                        Each dated August 1, 2004; and

                        To the Domestic Equity Funds'
                  Class A, Class B and Class C Prospectus,
                Class I Prospectus and the Class O Prospectus
                        Each dated September 30, 2004

1. On June 17, 2005, the Board of Directors of ING Series Fund, Inc. approved a proposal to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (the "Reorganization"):

              DISAPPEARING FUND            SURVIVING FUND
        ----------------------------   ----------------------
             ING Government Fund        ING GNMA Income Fund

         ING Value Opportunity Fund       ING MagnaCap Fund

     The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the last quarter of 2005.

ING Balanced Fund
-----------------

2. The first sentence of the second paragraph under the section entitled "Investment Strategy" on page 16 of the Class A, Class B and Class C Prospectus and the Class I Prospectus and page 4 of the Class O Prospectus is deleted in its entirety and replaced with the following:

          The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt
          (including money market instruments).



             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE